                           BARR ROSENBERG SERIES TRUST
                           U.S. SMALL CAPITALIZATION SERIES
                           INSTITUTIONAL CLASS
                           EXHIBIT 16
                           TOTAL RETURN

                           DATE AS OF:     03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV=   REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P=     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION;  ( 02/22/89 TO 03/31/98 ):
                    ( 4,758.39 /1,000) - 1 =           375.84%
  ONE YEAR          ( 04/01/97 TO 03/31/98 ):
                    ( 1,449.49 /1,000) - 1 =            44.95%
  FIVE YEAR         ( 04/01/93 TO 03/31/98 ):
                    ( 2,976,75 /1,000) - 1 =           197.68%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE:
  SINCE INCEPTION:  (  02/22/89 TO 03/31/98 ):
                    (( 4,758.39 /1,000)^(1/( 3323 /365))- 1 ) =      18.69%
  ONE YEAR          (  04/01/97 TO 03/31/98 ):
                    (( 1,449.49 /1,000)^(1/(  365 /365))- 1 ) =      44.95%
  THREE YEAR        (  04/01/95 TO 03/31/98 ):
                    (( 2,350.90 /1,000)^(1/( 1095 /365))- 1 ) =      32.97%
  FIVE YEAR         (  04/01/93 TO 03/31/98 ):
                    (( 2,976.75 /1,000)^(1/( 1825 /365))- 1 ) =      24.38%



                    BARR ROSENBERG SERIES TRUST
                    U.S. SMALL CAPITALIZATION SERIES
                    SELECT CLASS
                    EXHIBIT 16
                    TOTAL RETURN

                    DATE AS OF: 03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:         (  10/22/96 TO 03/31/98 ):
                           (( 1,542.99 /1,000 )- 1 =   54.30%
  ONE YEAR                 (  04/01/87 TO 03/31/90 ):
                           (( 1,444.22 /1,000 )- 1 =   44.42%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((E RV/P)- (1 /N)) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:         (  10/22/96  TO 03/31/98
                           (( 1,542.99 /1,000)^(1/( 525 /365))-1) =   35.19%
  ONE YEAR                 (  04101/97  TO 03/31/98 ):
                           (( 1,444.22 /1,000)^(1/( 365 /365))-1) =   44.42%








                    BARR ROSENBERG SERIES TRUST
                    U.S. SMALL CAPITALIZATION SERIES
                    ADVISER CLASS
                    EXHIBIT 16
                    TOTAL RETURN

                    DATE AS OF: 03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T - (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:  (  01/21/97 TO 03/31/98 ):
                    (( 1,397,99 /1,000) - 1 =         39.80%
  ONE YEAR          (  04/01/97  TO 03/31/98 ):
                    (( 1,444-99 /1,000) - 1 =         44.50%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    p =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE.

  SINCE INCEPTION:  (  01/21/97  TO 03/31/98 ):
                    (( 1,397.09 /1,000)^(1/( 433 /365))-1) =         32.83%
  ONE YEAR          (  04/01/97  TO 03/31/98 ):
                    (( 1,444.99 /1,000)^(1/( 365 /385))-1) =         44.50%




                    BARR ROSENBERG SERIES TRUST
                    JAPAN SERIES
                    INSTITUTIONAL CLASS
                    EXHIBIT 16
                    TOTAL RETURN

                    DATE AS OF:                     03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:  (  01/03/89 TO 03/31/98 ):
                    (( 533.19 /1,000) - 1 =          -46.68%
  ONE YEAR          (  04/01/97  TO 03/31/98 ):
                    (( 761.29 /1,000) - 1 =          -23.87%
  FIVE YEAR         (  04/01/93  TO 03/31/98 ):
                    (( 702.42 /1,000) - 1 =          -29.76%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE:              T -    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:  (  01/03/89 TO 03/31/98 ):
                    (( 533.19 /1,000)^(1/( 3374 /365))-1) =               -8.58%
  ONE YEAR          (  04/01/97 TO 03/31/98 ):
                    (( 761.29 /1,000)^(1/( 365 /365))- 1) =              -23.87%
  THREE YEAR        (  04/01/95 TO 03/31/98 ):
                    (( 536.23 /1,000)^(1/( 1095 /365))-1) =              -18.76%
  FIVE YEAR         (  04/01/93 TO 03/31/98 ):
                    (( 702.42 /1,000)^(1/( 1825 /365))-1) =               -6.82%



                    BARR ROSENBERG SERIES TRUST
                    JAPAN SERIES
                    SELECT CLASS
                    EXHIBIT 16
                    TOTAL RETURN

                    DATE AS OF:                     03/31/90

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:         (  10/22/95 TO 03/31/98 ):
                           (( 588.07 /1,000) - 1 =                  -41.19%
  ONE YEAR                 (  04/01/97 TO 03/31/98 ):
                           (( 759.68 /1,000) - 1 =                  -24.03%



AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:         (  10/22/96  TO 03/31/978 ):
                           (( 588.07 /1,000)^(1/( 525 /365))-1) =   -30.86%
  ONE YEAR                 (  04/01/97  TO 03/31/98 ):
                           (( 759.68 /1,000)^(1/( 365 /365))-1) =   -24.03%


                    BARR ROSENBERG SERIES TRUST
                    INTERNATIONAL SMALL CAPITALIZATION SERIES
                    INSTITUTIONAL CLASS
                    EXHIBIT 16
                    TOTAL RETURN

                    DATE AS OF: 03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T - (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000,

EXAMPLE:

  SINCE INCEPTION:         (  09/23/96 TO 03/31/98 ):
                           (( 1,038.43 /1,000) -1 =                   3.84%
  ONE YEAR                 (  04/01/97 TO 03/31/90 ):
                           (( 1,025.11 /1,000) - 1 =                  2.51%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE.              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000 NUMBER OF
                           YEARS.

                    N =    NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:         (  09/23/96 TO 03/31/98 ):
                           (( 1,038.43 /1,000)^(1/( 554 /365))-1) =   2.52%
  ONE YEAR                 (  04/01/97 TO 03/31/98 ):
                           (( 1,025.11 /1,000)^(1/( 365 /365))-1) =   2.51%



                    BARR ROSENBERG SERIES TRUST
                    INTERNATIONAL SMALL CAPITALIZATION SERIES
                    SELECT CLASS
                    EXHIBIT 18
                    TOTAL RETURN

                    DATE AS OF:                     03/31/98

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------


T = (ERV/P) - 1

WHERE:              T =    TOTAL RETURN

                    ERV=   REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:         (  10/29/96 TO 03/31/98 ):
                           (( 1,031.36 /1,000) - 1 =                  3.14%
  ONE YEAR                 (  04/01/97 TO 03/31/98 ):
                           (( 1,022.20 /1,000) - 1 =                  2.22%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P)^(1/N)) - 1

WHERE:              T =    TOTAL RETURN

                    ERV =  REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                           HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                           OF THE PERIOD.

                    P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                    N =    NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:         (  10/29/96  TO 03/31/98 ):
                           (( 1,031.36 /1,000)^(1/( 518 /365))-1) =   2.20%
  ONE YEAR                 (  04/01/97 TO 03/31/98 ):
                           (( 1,022.20 /1,000)^(1/( 365 /365))-1) =   2.22%

